
                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
                                    SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                      INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1 FOR APRIL 26, 1999, THE REMITTANCE DATE.

                                                   DUE PERIOD ENDED: APRIL 1, 1999
 ----------------------------------------------------------------------------------------------------------------------------------

    1 Total Actual Principal Collections                              1,033,675.71
    2 Total Permanent Buydown Companion Principal                        18,436.56
    3 Total Actual Interest Collections                               1,313,648.08
    4 Less Service Fees Service Fees Previously Remitted                 81,248.73
    5 Additional Proceeds                                                     0.00
                                                               --------------------
    6      Total Collections:                                         2,284,511.62

    7 Pre-Funding Account Transfer                                        4,174.66
    8 Interest Coverage Account Transfer                                630,944.08
    9 Deferred Interest Coverage Account Transfer                        43,589.34
                                                               --------------------
   10      Aggregate Amount Received:                                 2,963,219.70

      Monthly Advances

   11 Interest Advance                                                  427,414.97
   12 Compensating Interest                                               1,695.28
   13 Amounts Held for Future Distributions                                   0.00
   14 Cross Collateral Deposit                                                0.00
   15 Reserve Withdrawal per Sec. 6.14c                                       0.00
                                                               --------------------
   16      Available Remittance Amount:                               3,392,329.95

   17 Service Fees                                                       41,443.32
   18 Expense Account Deposit:                                            2,267.87
                                                               --------------------
   19      Adjusted Remittance Amount:                                3,348,618.76

      Remaining Amount Available:

   20           Adjusted Remittance Amount                            3,348,618.76
   21           Insured Payments                                              0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer                               45,357.39
   23           Cross Collateral Withdrawal                                   0.00
   24           Class Remittance Amounts                              3,303,261.37
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                      0.00
                                                               --------------------
      Total Remaining Amount Available:                                       0.00
                                                               ====================

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                      0.00
   27      Monthly Advances and Servicer Advances                             0.00
   28      Other Mortgage Payments                                            0.00
   29      Interest Earned on P&I Deposits                                    0.00
   30      Additional Servicing Compensation                                  0.00
      ----------------------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
                                    SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                      INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1 FOR APRIL 26, 1999, THE REMITTANCE DATE.

                                                   DUE PERIOD ENDED: APRIL 1, 1999
      ----------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL            CLASS 1A                             CLASS R
   31 Loans Outstanding - BOM                                                 2770
   32 Original Loan Balance                                         167,666,375.50    167,666,375.50
   33 Original Permanent Buydown Companion Loan Balance                 899,353.99        899,353.99
   34 Pre-Funding Account Balance                                   108,384,000.73    108,384,000.73
   35 Initial Overcollateralization                                   3,749,086.22      3,749,086.22
   36 Realized Losses, LTD                                                    0.00              0.00
   37 Permanent Buydown Companion Loan Losses, LTD                            0.00
   38 Carryforward Amount                                                     0.00
   39 Aggregate Unpaid Principal Balance of Delinquent                        0.00              0.00
         Loans Repurchased per Sec. 5.11                                      0.00              0.00
                                                               -------------------------------------------------------------------
   40 Total Class Principal Balance                                 273,200,644.00    273,200,644.00
   41      Pool Factor per Loan Balance                                60.9695911%       60.9695911%
   42      Pool Factor per Class Balance                               99.3456887%       99.3456887%
   43 Excess Spread                                                           0.00                                           0.00
   44 Cross Collateral Withdrawal                                             0.00                                           0.00
   45 Cross Collateral Deposit                                                0.00              0.00
   46 Additional Principal due Class A                                  931,058.00        931,058.00
   47 Interest Remittance @ Pass-Through Rates                        1,315,916.44      1,315,916.44

      PRINCIPAL ADDITIONS:
   48           Number of loans                                               1778              1778
   49           Transfers from Pre-Funding Account                  108,379,826.07    108,379,826.07

      PRINCIPAL REDUCTIONS:

   50           Prepayments - Number                                            14                14
   51           Prepayments - Dollar                                    769,331.75        769,331.75
   52           Delinquent Loans Repurchased - Number                            0              0.00
   53           Delinquent Loans Repurchased - Dollar                         0.00              0.00
   54           Net Liquidation Proceeds                                      0.00              0.00
   55           Curtailments                                             12,981.80         12,981.80
   56           Normal and Excess Payments                              251,362.16        251,362.16
      Permanent Buydown Companion Principal                              18,436.56         18,436.56
   57           Pre-Funding Account Transfer                              4,174.66          4,174.66
                                                               -------------------------------------------------------------------
   58 Total Principal Remittance                                      1,056,286.93      1,056,286.93
   59 Additional Principal Reduction                                    931,058.00        931,058.00
                                                               -------------------------------------------------------------------
   60 Total Remittance                                                3,303,261.37      3,303,261.37                         0.00
                                                               ===================================================================
   61 Current Month Realized Loss - Number                                       0                                              0
   62 Current Month Realized Loss - Dollar                                    0.00                                           0.00
   63 Current Month Permanent Buydown Companion Loan
             Realized Loss - Dollar                                           0.00                                           0.00

      CLASS PRINCIPAL BALANCE - EOM

   64 Loans Outstanding - EOM                                                 4534
   65 Closing Loan Balance                                          275,012,525.86    275,012,525.86
   66 Closing Permanent Buydown Companion Loan Balance                  880,917.43        880,917.43
   67 Pre-Funding Account Balance                                             0.00              0.00
   68 Additional Principal Reduction, LTD                             4,680,144.22      4,680,144.22
   69 Realized losses, LTD                                                    0.00              0.00
   70 Permanent Buydown Companion Loan Losses, LTD                            0.00
   71 Aggregate Unpaid Principal Balance of Delinquent
   72    Loans Repurchased per Sec. 5.11                                      0.00              0.00
                                                               -------------------------------------------------------------------
   73 Total Class Principal Balance                                 271,213,299.07    271,213,299.07
   74      Pool Factor per Loan Balance                               100.0045549%      100.0045549%
   75      Pool Factor per Class Balance                               98.6230178%       98.6230178%
      ----------------------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
                                    SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                      INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1 FOR APRIL 26, 1999, THE REMITTANCE DATE.

                                                   DUE PERIOD ENDED: APRIL 1, 1999

      ----------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL            CLASS A-1
   76 Weighted Note Rate - THIS Remittance                         10.57943 %
   77 Weighted Note Rate - NEXT Remittance                         10.71607 %

   78 Related Remittance Period for Libor Rate                      25-Mar-99            thru           25-Apr-99
   79 Days in Related Period                                           32

   80 Pass-Through Rates                                                               5.41875%

   81 Weighted Average Remaining Term                                250.94

   82 Original Pool - Principal Balance                             168,415,194.04    168,415,194.04
   83 Original Pool - Permanent Buydown Companion Balance               907,775.49        907,775.49
   84 Original Pool - Pre-Funding Account                           108,384,000.73    108,384,000.73
   85 Original Pool - Additional Principal Reduction                  2,706,970.26      2,706,970.26
                                                               -------------------------------------------------------------------
   86 Original Pool Total                                           275,000,000.00    275,000,000.00
   87 Original Pool - Number of Loans                                 2782

      ----------------------------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                                  Beg.of Month       Current Month     End of Month
                                                               -------------------------------------------------------
   88 Additional Principal Reduction, LTD                             3,749,086.22        931,058.00     4,680,144.23
   89 Cross Collateral Deposits                                               0.00              0.00             0.00
   90 Realized Losses, LTD                                                    0.00              0.00             0.00
   91 Permanent Buydown Companion Loan Losses, LTD                            0.00              0.00             0.00
                                                               -------------------------------------------------------
   92 Overcollateralization of Principal                              3,749,086.22        931,058.00     4,680,144.23
                                                               =======================================================

   93 Base Overcollateralization Required                                                               16,331,152.49
   94 Required Overcollateralization Amount                                                             16,331,152.49

      CURRENT MONTH SUBORDINATED AMOUNT                           Beg.of Month       Current Month     End of Month
                                                               -------------------------------------------------------

   95 Original Subordinated Amount                                   33,741,821.84        N/A           33,741,821.84
   96 Less: Cumulative Realized Losses (excluding
          Permanent Buydown Companion Loans)                                  0.00              0.00             0.00
   97 Plus: Cumulative Additional Proceeds                                    0.00              0.00             0.00
                                                               -------------------------------------------------------
   98 Current Subordinated Amount                                    33,741,821.84                      33,741,821.84
                                                               =======================================================

      NONRECOVERABLE ADVANCE RECONCILIATION

   99 Beginning of Month                                                                        0.00
  100 Current Month Unpaid Nonrecoverable Advance                                               0.00
  101 Less: Current Month Reimbursement                                                         0.00
                                                                                   ------------------
  102 End of Month                                                                              0.00
      ----------------------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
                                    SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                      INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1 FOR APRIL 26, 1999, THE REMITTANCE DATE.

                                                   DUE PERIOD ENDED: APRIL 1, 1999
      ----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS
                                                                      TOTAL               A1
                                                               --------------------------------------
  103 Total Class Principal - Original Pool                        $275,000,000.00   $275,000,000.00
  104 Interest Remittance Amount                                      1,315,916.44      1,315,916.44
  105 Interest Rate Factor / 1000                                         4.785151          4.785151

  106 Total Principal Collections                                     1,052,112.27      1,056,286.93
  107 Prefunding Account Transfer                                         4,174.66              0.00
  108 Additional Principal Reduction                                    931,058.00        931,058.00
                                                               --------------------------------------
  109 Principal Remittance Amount                                     1,987,344.93      1,987,344.93
  110 Principal Payment Factor/1000                                       7.226709          7.226709
  111 Principal Factor                                                  986.230178        986.230178

  112 Prior  Month Principal Factor                                     993.456887        993.456887








      ----------------------------------------------------------------------------------------------------------------------------

                                  Page 4 of 4


                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                        SERVICER'S CERTIFICATE
                                                           1999-1 GROUP 2

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
       AND THE INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                       INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR APRIL 26, 1999 THE REMITTANCE DATE.

                                                     PERIOD ENDED: APRIL 1, 1999
  -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Page 1 of 4
  1 Total Actual Principal Collections                               2,758,113.13
  2 Total Actual Interest Collections                                1,143,499.03
  3      Less: Service Fees Previously Remitted                         72,769.74
  4 Additional Proceeds                                                      0.00
                                                             ---------------------
  5      Total Collections:                                          3,828,842.42

  6 Pre-Funding Account Transfer                                         2,268.88
  7 Interest Coverage Account Transfer                                 516,978.81
    Deferred Interest Coverage Account Transfer                         46,861.15
                                                             ---------------------
  8 Aggregate Amount Received:                                       4,394,951.26

    Monthly Advance
  9      Interest Advance                                              437,347.40
 10      Compensating Interest                                           6,978.97
 11      Amounts Held for Future Distributions                               0.00
 12 Reserve Withdrawal Per Sec. 6.08 VII                                     0.00
                                                             ---------------------
 13 Available Remittance Amount:                                     4,839,277.63

 14      Less: Service Fees                                             35,700.33
 15      Less: Expense Account Deposit                                   2,048.74
 16      Cross Collateral Deposit                                            0.00
                                                             ---------------------
 17 Adjusted Remittance Amount:                                      4,801,528.56

    Remaining Amount Available:

 18      Adjusted Remittance Amount                                  4,801,528.56
 19      Insured Payments                                                    0.00
 20           Monthly Premium @ 20 bp
                 due Certificate Insurer                                40,974.76
 21      Class Remittance Amounts                                    4,760,553.80
 22      Cross Collateral Withdrawal                                         0.00
 23      Non-Recoverable Advances not
              Previously Reimbursed                                          0.00
                                                             ---------------------
 24 Total Remaining Amount Available:                                        0.00
                                                             =====================

    Amount of Reimbursements Pursuant to Sec. 5.04

 25      Servicing Fee                                                       0.00
 26      Monthly Advances and Servicer Advances                              0.00
 27      Other Mortgage Payments                                             0.00
 28      Interest Earned on P&I Deposits                                     0.00
 29      Additional Servicing Compensation                                   0.00
    ---------------------------------------------------------------------------------------------------------------------------


                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE
                                                           1999-1 GROUP 2

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
       AND THE INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                       INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR APRIL 26, 1999 THE REMITTANCE DATE.

                                                     PERIOD ENDED: APRIL 1, 1999
  -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Page 2 of 4
                                                                    TOTAL               CLASS 2-A                  CLASS R
                                                                    -----               ---------                  -------
 30           Number of Loans                                                1487
 31 Original Principal Balance                                     156,116,807.59        156,116,807.59
 32 Original Pre-Funding Account Balance                            97,477,909.43         97,477,909.43
 33 Initial Overcollateralization                                    4,985,765.07          4,985,765.07
 34 Realized Losses, LTD                                                     0.00                  0.00
 35 Carryforward Amount                                                      0.00                  0.00
 36 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                       0.00                  0.00
                                                             ------------------------------------------------------------------
 37 Opening Class Principal Balance                                248,608,951.95        248,608,951.95
 38           Pool Factor per Loan Balance                            62.4467230%           62.4467230%
 39           Pool Factor per Class Balance                          100.0000000%          100.0000000%
 40 Excess Spread                                                            0.00                                         0.00
 41 Additional Principal due Class A                                   824,803.91            824,803.91
 42 Cross Collateral Deposit                                                 0.00                  0.00
 43 Cross Collateral Withdrawal                                              0.00                  0.00                   0.00
 44 Interest Remittance                                              1,175,367.88          1,175,367.88
 45 Available Funds Cap Carry Forward                                        0.00                  0.00
               Distribution (see schedule C)

    PRINCIPAL ADDITIONS:
 46           Number of Loans                                                 967
 47           Transfers from Pre-Funding Account                    97,475,640.55         97,475,640.55

    PRINCIPAL REDUCTIONS:
 48           Prepayments - Number                                             22                    22
 49           Prepayments - Dollar                                   2,674,575.85          2,674,575.85
 50           Delinquent Loans Repurchased - Number                             0                     0
 51           Delinquent Loans Repurchased - Dollar                          0.00                  0.00
 52           Net Liquidation Proceeds                                       0.00                  0.00
 53           Curtailments                                               5,513.21              5,513.21
 54           Normal and Excess Payments                                78,024.07             78,024.07
 55           Pre-Funding Account Transfer                               2,268.88              2,268.88
                                                             ------------------------------------------------------------------
 56 Total Principal Remittance                                       2,760,382.01          2,760,382.01
 57 Additional Principal Reduction                                     824,803.91            824,803.91
                                                             ------------------------------------------------------------------
 58 Total Remittance                                                 4,760,553.80          4,760,553.80                   0.00
                                                             ==================================================================
 59 Carryforward Amount                                                      0.00
 60 Current Month Realized Loss - Number                                        0                                            0
 61 Current Month Realized Loss - Dollar                                     0.00                                         0.00

    CLASS PRINCIPAL BALANCE - EOM
 62           Number of Loans                              #                 2432
 63 Closing Loan Balance                                           250,834,335.01        250,834,335.01
 64 Pre-Funding Account Balance                                              0.00                  0.00
 65 Additional Principal Reduction, LTD                              5,810,568.98          5,810,568.98
 66 Realized Losses, LTD                                                     0.00                  0.00
 67 Carryforward Amount                                                      0.00                  0.00
 68 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                       0.00                  0.00
                                                             -------------------------------------------
 69 Closing Class Principal Balance                                245,023,766.03        245,023,766.03
 70           Pool Factor per Loan Balance                           100.3337340%          100.3337340%
 71           Pool Factor per Class Balance                           98.0095064%           98.0095064%
    ---------------------------------------------------------------------------------------------------------------------------


                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE
                                                           1999-1 GROUP 2

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
       AND THE INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                       INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR APRIL 26, 1999 THE REMITTANCE DATE.

                                                     PERIOD ENDED: APRIL 1, 1999
  -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Page 3 of 4
                                                                    TOTAL               CLASS A1
                                                                    -----               --------
 72 Weighted Note Rate - This Remittance:                         10.26590%
 73 Weighted Note Rate - Next Remittance:                         10.38305%

 74 Available Cap Carry Foward Amount - This Remittance:                     0.00
                              (see schedule C)

 75 Pass-Through Rate:                                             5.31875%             5.31875%

 76 Related Remittance Period:                                    25-Mar-99               thru               25-Apr-99
 77 Days in Related Period:                                           32

 78 Weighted Average Remaining Term                                 356.49

 79 Original Pool - Principal Balance                              156,587,131.22        156,587,131.22
 80 Original Pool - Pre-Funding Account Balance                     97,477,909.43         97,477,909.43
 81 Original Pool - Initial Overcollateralization                    4,065,040.65          4,065,040.65
                                                             -------------------------------------------
 82 Original Pool - Class Principal Balance                        250,000,000.00        250,000,000.00
 83 Original Pool - Number of Loans                                  1490

    ----------------------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                              Beginning of Month      Current Month         End of Month
                                                             ---------------------------------------------------------------
 84 Initial Overcollateralization                                    4,985,765.07            824,803.91        5,810,568.98
 85 Cross Collateral Deposits, LTD                                           0.00                  0.00                0.00
 86 Less:  Realized Losses, LTD                                              0.00                  0.00                0.00
                                                             ---------------------------------------------------------------
 87 Overcollateralization of Principal                               4,985,765.07            824,803.91        5,810,568.98
                                                             ===============================================================

 88 Base Overcollateralization Requirement                                                                    13,846,544.72
 89 Required Overcollateralization                                                                            13,846,544.72

    CURRENT MONTH SUBORDINATED AMOUNT                         Beginning of Month      Current Month         End of Month
    ---------------------------------                         ---------------------------------------------------------------

 90 Original Subordinated Amount                                    30,360,772.36          N/A                30,360,772.36
 91 Less: Cumulative Realized Losses                                         0.00                  0.00                0.00
 92 Plus: Cumulative Additional Proceeds                                     0.00                  0.00                0.00
                                                             ---------------------------------------------------------------
 93 Current Subordinated Amount                                     30,360,772.36                             30,360,772.36
                                                             ===============================================================

    NONRECOVERABLE ADVANCE RECONCILIATION

 94 Beginning of Month                                                       0.00
 95 Current Month Nonrecoverable Advance                                     0.00
 96 Less: Current Month Reimbursment                                         0.00
                                                             ---------------------
 97 End of Month                                                             0.00
                                                             =====================

    ---------------------------------------------------------------------------------------------------------------------


                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE
                                                           1999-1 GROUP 2

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
       AND THE INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                       INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR APRIL 26, 1999 THE REMITTANCE DATE.

                                                     PERIOD ENDED: APRIL 1, 1999
  -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Page 4 of 4
                                                                                          CLASS
                                                                                           A1
                                                             -------------------------------------------
 98 Total Class Principal - Original Pool                         $250,000,000.00       $250,000,000.00
 99 Interest Remittance Amount                                       1,175,367.88          1,175,367.88
100 Interest Rate Factor / 1000                                          4.701472              4.701472

101 Total Principal Collections                                      2,758,113.13          2,758,113.13
102 Prefunding Account Transfer                                          2,268.88              2,268.88
103 Additional Principal Reduction                                     824,803.91            824,803.91
                                                             -------------------------------------------
104 Principal Remittance Amount                                      3,585,185.92          3,585,185.92
105 Principal Payment Factor/1000                                       14.340744             14.340744
106 Principal Factor                                                   980.095064            980.095064

107 Prior Month Principal Factor                                       994.435808            994.435808
